

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Income  Partners  1987-A,  Ltd.'s balance sheet and statement of operations con-
tained in its Form 10-Q for the quarter  ended June 30, 1998 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-END>                                   JUN-30-1998
<CASH>                                         1,722
<SECURITIES>                                   0
<RECEIVABLES>                                  126,493
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               137,311
<PP&E>                                         13,747,558
<DEPRECIATION>                                 (11,254,897)
<TOTAL-ASSETS>                                 2,630,346
<CURRENT-LIABILITIES>                          75,708
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     2,438,901
<TOTAL-LIABILITY-AND-EQUITY>                   2,630,346
<SALES>                                        157,457
<TOTAL-REVENUES>                               161,426
<CGS>                                          0
<TOTAL-COSTS>                                  187,869<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (102,251)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (102,251)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (102,251)
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.

